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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 333-66352 and No. 333-37665) of United Stationers Inc. of our report dated January 26, 2004, with respect to the consolidated financial statements and schedule of United Stationers Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2003.


                              /s/ ERNST & YOUNG LLP


Chicago, Illinois
March 11, 2004